UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2024

Bespoke Extracts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52759	20-4743354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 E.33rd Ave Suite O

Aurora, CO 80010

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (720) 949-1143

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2025, Bespoke Extracts Colorado, LLC (the “Bespoke Colorado”), a wholly owned subsidiary of the Company, entered into an Agreement for Conversion of Amounts Owed to Promissory Note and Agreement to Amend Lease (the “Agreement”) with WL Holdings, Ltd (the “Landlord”). The Agreement relates to that certain lease dated December 2, 2021 (the “Lease”) between Bespoke Colorado and WL Holdings, Ltd as previously disclosed in the Company’s Current Report on Form 8-K filed on December 2, 2021.

Under the Agreement, the Bespoke Colorado and the Landlord agreed to:

Convert $169,000 of unpaid rent owed by the Bespoke Colorado to the Landlord as of December 31, 2024, into a promissory note issued by the Bespoke Colorado to the Landlord.

Extinguish certain promissory notes previously issued by WL Holdings, Ltd to the Company, effective December 31, 2024.

Amend the Lease, effective January 1, 2025 by reducing the Base Rent to $4,000 per month.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 19, 2025, pursuant to the Agreement described in Item 1.01 above, Bespoke Colorado issued a promissory note (the “Note”) to WL Holdings, LTD in the principal amount of $169,000. The Note reflects the conversion of $169,000 in unpaid rent owed by Bespoke Colorado to the Landlord under the Lease.

Key terms of the Note include:

Maturity Date: The principal balance and accrued interest are due and payable on December 31, 2030.

Interest Rate: Interest accrues at an annual rate of 10% per annum from December 31, 2024, payable monthly in arrears on the last day of each month.

A copy of the Note is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Note.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Agreement
10.2	Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bespoke Extracts, Inc.

Date: February 19, 2024	By:	/s/ Michael Feinsod
Michael Feinsod
Chief Executive Officer

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